THIRD QUARTER 2014 EARNINGS

October 30, 2014

AEGION®

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on February 28, 2014 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, the Insituform® logo, United Pipeline Systems®, Bayou Companies®, Corrpro®, Fyfe®, Brinderson®, CRTS® and our other trademarks referenced herein are the registered trademarks of Aegion Corporation and its affiliates.

Why Aegion?

Pipelines Are the Arteries for Our Way of Life


Wastewater


Oil, Gas and Mining


Water Pressure Pipes

Maintenance, rehabilitation and strengthening **BEFORE** disaster strikes

Upstream and Downstream Facilities Are Driving to Meet Growing U.S. Energy Requirements


Exploration and Extraction


Refining and Petrochemical

Maintenance, engineering and construction **TO KEEP** these assets running at peak efficiencies

Commercial and Transportation Infrastructure Drive Economic Activity


Commercial Structures


Transportation

Rehabilitation and strengthening **TO MEET** building codes, seismic needs and structural concerns from age

2014 Third Quarter and First Nine Months Financial Summary

Selected Financial Results – Non-GAAP from Continuing Operations

(See reconciliation to GAAP in the Appendix)

(in USD thousands, except margins and per share information)	3Q 2014	3Q 2013	% Change	YTD 2014	YTD 2013	% Change
Revenues	$ 350,138	$ 307,665	13.8%	$ 979,240	$ 775,741	26.2%
Gross Profit	78,879	69,411	13.6%	211,860	176,116	20.3%
Gross Margins	*22.5%*	*22.6%*	*-10 bps*	*21.6%*	*22.7%*	*-110 bps*
Operating Income	26,019	24,299	7.1%	56,311	48,848	15.3%
Operating Margin	*7.4%*	*7.9%*	*-50 bps*	*5.8%*	*6.3%*	*-50 bps*
Segment Operating Income:						
Energy & Mining	12,477	15,141	-17.6%	28,434	28,656	-0.8%
Water & Wastewater	12,269	10,071	21.8%	27,943	21,672	28.9%
Commercial & Structural	1,273	(913)	239.4%	(66)	(1,480)	95.5%
Equity Earnings	--	1,691	-100%	677	3,903	-82.7%
Net Income from Continuing Operations (attributable to common shareholders)	$ 16,112	$ 17,043	-5.5%	$ 33,994	$ 33,960	0.1%
Diluted Earnings per Share (from continuing operations)	$ 0.43	$ 0.44	-2.3%	$ 0.89	$ 0.87	2.3%

Current and prior period results exclude discontinued operations

AEGION

Aegion's Third Quarter Strategic Realignment and Restructuring Pre-Tax Charge Was $40 Million or $0.88 per Diluted Share

Pre-Tax Restructuring and Impairment-Related Charges to Be Recorded Primarily in the Third and Fourth Quarters of 2014

International Water & Wastewater

Exit certain unprofitable international locations

Third Quarter: $17.7 Million Non-Cash Charge
Asset Impairment: $0.5 Million
Working Capital/Other Assets: $17.2 Million

- Office closures, employee terminations and write-down/reserve of receivables
- Other assets, including goodwill and deferred tax assets, which could be deemed unrecoverable because of market uncertainty

Combine Insituform and Fyfe/Fibrwrap North America

Enhance Fyfe/Fibrwrap outlook through greater market access while optimizing costs by leveraging Insituform's operations

Third Quarter: No Recorded Charge

- Office consolidation, employee terminations and sharing integrated back office resources

Right Size Bayou's Louisiana Facility

Optimize operations to meet market opportunities in a cost effective manner

Third Quarter: $22.2 Million Non-Cash Charge
Asset Impairment: $22.2 Million

- Fixed asset and intangible impairments along with certain land lease consolidation

The Company performed a goodwill impairment test at Bayou, and the Insituform European and Asian businesses and determined that an adjustment to the carrying value was not necessary

Estimated **$15 to $18 million cash costs** primarily related to severance, retention and wind-down performance salaries for approximately 170 employees, lease terminations and other shutdown costs to be recorded between the fourth quarter of 2014 and the third quarter of 2015

Annual pre-tax savings of $8 to $11 million, $0.15 to $0.20 per diluted share

Estimated $0.03 to $0.04 per diluted share savings in the fourth quarter of 2014

AEGION®

Strong Margins for Water & Wastewater and Commercial & Structural Were Offset by Expected Margin Reduction from Energy & Mining

Consolidated Third Quarter (non-GAAP) Gross Margin: 22.5% versus 22.6% in 3Q'13

Gross Margin Performance Drivers

- Insituform's North American operation achieved the highest gross margins since 2010
- Commercial & Structural continues to improve execution resulting in gross margins of 46.2%
- Gross margins at Bayou recovered from low single digits in 3Q'13 to mid-teens in the 3Q'14 due to strong performance in Canada and higher pipe coating production volume in the U.S.
- Brinderson's margins were down because of a greater mix of downstream versus upstream activities
- Corrpro executed a higher percentage of lower margin construction-related activities in the quarter, which reduced margins
- Year-over-year revenue declines at United Pipeline Systems and CRTS prevented overall segment margin leverage from these higher margin businesses

AEGION

Brinderson Delivered Strong Year-Over-Year Growth Despite a Greater Mix of Lower Margin Downstream Activities

Brinderson Third Quarter 2014 versus 2013 Comparison

Revenues	Gross Margins	Operating Income
+61.3% to $77.3 million	-280 bps to 14.9%	+$2.3 million to $4.9 million

- Downstream maintenance segment benefited from $70 million in incremental annual volume from large contract awards in late 2013 and turnaround activity in the third quarter
  - Monthly billable hours were at a record level, with strong quality and safety performance
- Downstream versus upstream mix was 56/44 compared to a more typical 50/50 split
- Upstream maintenance segment grew 35.8 percent year-over-year from increased activity in California

Nearly a $40 Million Quarterly Increase in Trade Receivables Raises the Risk of Collections Shifting into Early 2015

Aegion's Cash Flow from Operations



in USD millions
$42
$58
$53
$23
$111
$89*
$60 to $80
2008 2009 2010 2011 2012 2013 2014F

** Includes $4 million for acquisition-related expenses*

Aegion's Return on Invested Capital



6.4%
6.7%
9.0%
5.7%
7.4%
6.7%
6% to 7%
2008 2009 2010 2011 2012 2013 2014F

2014 Cash Flow from Operations and Uses of Cash

Cash Flow from Operating Activities

- Revenue growth in the third quarter increased trade receivables by nearly $40 million compared to the second quarter of 2014.
  - Fourth quarter is the strongest seasonal cash collection period; however, there is a risk of collections shifting into early 2015
- Excluded from guidance are cash costs (principally in the next two quarters) of $15 to $18 million for the restructuring
- Expect a reduction in DSOs from the restructuring to favorably impact working capital in 2015

Uses of Cash

- CAPEX expected to be approximately $35 million—a modest increase from 2013
- Completed $20 million Board-authorized share repurchase program in July of 2014
- Debt amortization repayment schedule of $22 million in 2014; $15.5 million paid over the first nine months of 2014

Return on Invested Capital (ROIC)

- Reduced earnings outlook is the primary reason for the lower 2014 ROIC target
- Benefits of strategic realignment should add approximately 100 basis points to ROIC:
  - Benefits come from anticipated annual savings of $8 to $11 million, a portion of which will be realized in the fourth quarter of 2014
  - Exit from several international CIPP markets that have lost money and required heavier working capital investments in the past few years
  - Lower invested capital from the write-down or write-off of tangible and certain intangibles assets

AEGION®

Strategic Realignment Supports Aegion's Existing Strategy and Financial Objectives

1

Realign businesses with end markets and customers for future growth

Infrastructure Solutions
- Combine Fyfe/Fibrwrap and Insituform into one segment platform

Energy Services
- Brinderson becomes a stand alone segment platform

Corrosion Protection
- Corrpro, United Pipeline Systems, Bayou, CRTS and CCSI remain together

2

Implement international plan to **rationalize CIPP contracting markets**

- Exit cured-in-place pipe (CIPP) contracting markets in Switzerland, France, India, Singapore, Hong Kong and Malaysia
- Focus on development of product delivery to contractors in these markets through CIPP tube supply, technical service and business development support

3

Right-size Bayou's Louisiana facility for future growth opportunities

- Current facility is not cost efficient for emerging market potential:
  - Approximately $450 million in onshore and offshore Gulf of Mexico projects over the next few years
- Eliminate older and redundant production assets and other underutilized assets to reduce fixed costs
- Make necessary investments to effectively compete for the emerging market opportunities

AEGION®

Transition to Third-Party Product Sales Strategy Positions Insituform to Profitably Grow International Wastewater Pipeline Rehabilitation



Hong Kong

Water/Wastewater

- Contracting
- Licensees
- 3rd Party Product Sales
- Distributors
- Contracting/3rd Party Product Sales
- Office Locations
- Office/Manufacturing

- Office Closing
- Transitioning to 3rd Party Product Sales



Affected Markets

France, Switzerland, India, Hong Kong, Malaysia and Singapore

Benefits of Third-Party Product Sales Strategy

- Experience: Insituform can leverage years of proven contracting experience in the affected markets
- Proven Business Model: Third-party product sales strategy already enacted in select countries in Europe and Asia-Pacific
- Technical Expertise: Insituform has the technical expertise to effectively support third-party product sales
- Manufacturing: Insituform manufacturing facilities in the U.S. and U.K. can supply these new markets with high-quality CIPP products and operate at an even higher efficiency through expanded volume

AEGION

2014 Platform Guidance Revised for Realignment and Second Half Outlook

	Infrastructure Solutions	Corrosion Protection	Energy Services
Brands	Insituform, FYFE, FIBRWRAP	BAYOU, CCSI, CRTS, corrpro, united	BRINDERSON
Revenues ($ USD Millions)	$590 to $605 million	$430 to $460 million	Approximately $285 million
Operating Margins (Non-GAAP)	6.5 to 7.0 percent	5.0 to 5.5 percent	6.0 to 6.5 percent

[1] Based on 2014 guidance as of October 30, 2014

Outlook for Commercial & Structural is for revenues to be in the range of $70 to $85 million and operating margins from negative low single digits to zero

AEGION

2015 Planning Process Will Give Greater Scrutiny to Markets and Projects That Define Aegion's Outlook

1. Markets and projects expected to drive earnings will be called out for greater scrutiny

2. Spend more time assessing new markets to increase visibility and confidence in the contributions from these sources of growth

3. Evaluate all execution metrics, share best practices and invest for continuous improvement

AEGION®

Strong North American Market Fundamentals Support Expectations for a Good Fourth Quarter and Favorable Outlook in 2015

3Q'14 Water & Wastewater Backlog: $292 million

Insituform's North American Backlog Trend



Contract Backlog (in $ thousands)
$300,000
$280,000
$260,000
$240,000
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
3Q'14 vs. 3Q'13
7% increase

North America

- New orders in the third quarter remain at a high level
  - Achieved targeted bid margins and win rates
- Fourth quarter is off to a good start with strong performance expected in October
  - Performance in November and December can vary based on total available crew days due to the severity of early winter weather
- Initial market estimates indicate an increase in CIPP spend for 2015 from 2014 levels

Europe and Asia-Pacific

- Exit contracting markets in France, Switzerland, India, Hong Kong, Malaysia and Singapore
  - Successfully complete remaining backlog
- Focus contracting efforts in the Netherlands, UK, Spain and Australia

AEGION

Existing Backlog Supports Revised Energy & Mining Expectations for the Fourth Quarter

3Q'14 Energy & Mining Backlog: $420 Million

- Corrpro achieved record backlog of $89 million primarily from new orders in Canada
- CRTS was awarded $30 million for projects in Chile and the Middle East
- United Pipeline Systems secured new awards in Canada and started to receive previously delayed work releases in the U.S.
- Bayou's backlog declined from the June 30, 2014 because of the suspension of the $34 million pipe coating project in the U.S. and revenue generation from strong performance in Canada during the third quarter

3Q'14 Brinderson Backlog: $219 Million

- Brinderson has $70 to $80 million in pending contract renewals (generally three-year contracts), not currently in backlog, that are likely to be awarded in the fourth quarter
- Downstream and upstream maintenance segments provide a solid foundation for growth in 2015
- Investments being made to build presence in the Permian Basin
  - Mobilizing to begin work on first maintenance contract award

AEGION

Improving Execution Supports 2014 Recovery for Fyfe North America

3Q'14 Commercial & Structural Operating Income: $1.3 Million
(compared to a $0.9 Million loss in 3Q'13)

- Improved project management and bid estimation led to strong execution in the third quarter
  - Gross margins improved from 34.6% in 3Q'13 to 46.2% in 3Q'14
- In Asia, third quarter revenues grew mid-teens from increased activity in Hong Kong and Singapore
  - Additional opportunities exist over the long-term in Japan, Hong Kong, Singapore and Indonesia

3Q'14 Commercial & Structural Backlog: $40 million

- North America backlog declined year-over-year due to strong project execution in the quarter
  - Not reflected in backlog are sizeable at-large bids, or soft backlog, awaiting final approvals
- New product focused sales strategy and expanded sales organization have significantly increased visibility into project opportunities
- In Asia, backlog remains at attractive levels

AEGION

Aegion Has Backlog in Hand to Achieve Revised 2014 Non-GAAP Earnings per Share Guidance

2014 Aegion Corporation Non-GAAP Diluted Earnings per Share

(from Continuing Operations)



$1.27
$1.27 to $1.37
2013
2014F

See pages A-5 to A-8 in the Appendix for the Non-GAAP adjustments for restructuring and impairment-related charges and acquisition-related expenses

Positive 2014 Developments

- Insituform North America continues to successfully execute a strong backlog position
- Brinderson's primary downstream and upstream maintenance segments are performing very well in 2014
- Bayou's Canadian operation successfully executing record backlog
- Corrpro has a record backlog position as of September 30, 2014
- CRTS was recently awarded $30 million of new projects in Chile and the Middle East scheduled for execution in 2015

Project Delays Transfer Activity into 2015

- Delay of a sizeable Fyfe/Fibrwrap industrial pipeline rehabilitation project from fourth quarter 2014 into 2015 provides more support for growth in 2015
- Shift remaining $5 million of the CRTS/Saudi Aramco Wasit project into 2015
- United Pipeline Systems has recently seen an increase in work releases in the U.S. and Canada
  - United is pursuing international opportunities in the Middle East, South America and Mexico

Aegion Is…



1

A **DIVERSIFIED** growth and return oriented company pursuing attractive opportunities in sustainable end markets

2

A company with robust **OPPORTUNITIES** in the U.S. upstream and downstream energy markets and an energy portfolio now **BALANCED** towards predictable and recurring revenues

3

An established global **LEADER** in water and wastewater pipeline rehabilitation with a leading technology to rehabilitate and strengthen other urban infrastructure

4

An execution driven company leveraging its scale and leading market positions for best in class **PROJECT MANAGEMENT** across the organization

Appendix

Aegion's Strategy Initially Focused on Diversification and Now on Greater Reliance on Recurring Revenue in Growth Markets

2008
Reliance on One Industry

40-year leader and pioneer in trenchless cured-in-place wastewater pipe rehabilitation

MARKET DYNAMICS

- The need for wastewater pipeline rehabilitation is unquestioned
- Anticipated municipal spending is not expected to meet the growing need for wastewater pipe rehabilitation

Insituform

Insufficient and volatile municipal spending limits sustainable growth opportunities

2009-2012
Diversification Strategy

We Protect Pipe.™

Midstream oil, gas and mining
Municipal and industrial pressure pipe
Water/wastewater pipe rehabilitation

MARKET DYNAMICS

- Aegion can affect the sale of higher margin technologies and services in growth industries
- Corrpro has recurring revenue opportunities through master service agreements


ROBOTIC COATING
INSULATION COATING
CURED IN PLACE PIPE
LINERS
INTERNAL COATING
CONCRETE COATING
CATHODIC PROTECTION
FIBER POLYMER

Project-based nature of several Energy & Mining businesses and Commercial & Structural creates volatility from timing risk

2013 and beyond
Grow Recurring Revenues

United States upstream and downstream oil and gas

MARKET DYNAMICS

- Compelling long-term macro economic drivers in the upstream and downstream United States market
- Brinderson's presence at these facilities creates a "nested position" with potential to leverage other Aegion technologies and services



Multi-year maintenance contracts provide a new source for recurring revenues in growing markets

AEGION

Aegion Protects and Rehabilitates Infrastructure

PIPELINE PROTECTION

> 70%

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining


ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
LINERS
INTERNAL COATING
CONCRETE COATING
CATHODIC PROTECTION
FIBER POLYMER

INDUSTRIAL FACILITIES

>25%

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5%

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels


FIBER POLYMER
FIBER POLYMER

AEGION

Aegion Is Geographically Positioned in Strong End Markets



8% of 2013 Revenues
80% of 2013 Revenues
5% of 2013 Revenues
Hong Kong
5% of 2013 Revenues
2% of 2013 Revenues
Singapore
Aegion Technologies and Services
All Three Platforms
Water & Wastewater
Commercial & Structural
Energy & Mining

AEGION

Backlog as of September 30, 2014 Supportive of Expectations in the Fourth Quarter to Achieve Revised Non-GAAP EPS Guidance

Aegion Contract Backlog

(as of September 30, 2014 in USD Millions)

	Consolidated	Energy & Mining[1]	Water & Wastewater	Commercial & Structural
9/30/14	$751.9	$419.7	$292.0	$40.2
6/30/14	$829.2	$463.5	$317.3	$48.4
9/30/13	$717.6	$384.7	$284.7	$48.2

1. Brinderson backlog as of September 30, 2014 was $219.3 million based on estimated 12-months'unrecognized revenues to be realized under long-term master service agreements and other signed contracts. Excluded in the next 12 months' backlog are $70 to $80 million of contract renewals expected in the fourth quarter of 2014.

AEGION

2014 Non-GAAP Reconciliation from Continuing Operations

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	2014 Third Quarter		
	As Reported (GAAP)	Restructuring & Impairment Charges[1]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 286,199	$ (14,940)	$ 271,259
Gross Profit	63,939	14,940	78,879
Operating Expenses	66,977	(14,117)	52,860
Definite-lived intangible asset impairment	10,896	(10,896)	--
Operating Income	(13,934)	39,953	26,019
Income/(Loss) before Taxes	(17,457)	39,953	22,496
Taxes on Income	(1,356)	6,917	5,561
Net Income/(Loss) (attributable to Aegion Corporation)	**$ (16,924)**	**$ 33,036**	**$ 16,112**
Diluted EPS	**$ (0.45)**	**$ 0.88**	**$ 0.43**

1. Includes pre-tax restructuring and impairment related charges for cost of revenues of $14,940 related to the write-down of long-lived assets, inventory obsolescence and write-off of certain other assets; operating expenses of $14,117 related to the write-down of long-lived assets, bad debt expenses, write-off of certain other assets and accrued expenses; and impairment of definite-lived intangible assets of $10,896 related to Bayou's reporting unit.

All financial data presented is from continuing operations

AEGION

2014 Non-GAAP Reconciliation from Continuing Operations

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	2014 First Nine Months				
	As Reported (GAAP)	Restructuring & Impairment Charges[1]	Acquisition-Related Expenses[2]	Loss on Sale of Bayou Coating[3]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 782,724	$ (14,940)	$ --	$ --	$ 767,380
Gross Profit	196,920	14,940	--	--	211,860
Operating Expenses	170,205	(14,117)	(539)	--	155,549
Definite-lived intangible asset impairment	10,896	(10,896)	--	--	--
Operating Income	15,819	39,953	539		56,311
Other Income (Expense): Other	(1,830)	--	--	471	(1,358)
Income before Taxes	4,775	39,953	539	472	45,739
Taxes on Income	4,217	6,917	214	194	11,542
Net Income (attributable to Aegion Corporation)	**$ 355**	**$ 33,036**	**$ 325**	**278**	**$ 33,994**
Diluted EPS	**$ 0.01**	**$ 0.87**	**$ 0.01**	**$ 0.01**	**$ 0.89**

1. Includes pre-tax restructuring and impairment related charges for cost of revenues of $14,940 associated with the write-down of long-lived assets, inventory obsolescence and write-off of certain other assets; operating expenses of $14,117 related to the write-down of long-lived assets, bad debt expenses, write-off of certain other assets and accrued expenses; and impairment of definite-lived intangible assets of $10,896 related to Bayou's reporting unit.
2. Includes expenses incurred in connection with the 2012 acquisition of Fyfe Group LLC's Asian operations (Fyfe Asia), the 2013 acquisition of Brinderson, L.P. and other acquisition activity pursued by the Company during the period (non-GAAP).
3. Represents a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1.2 million and the final equity distribution settlement of $0.7 million resulted in a loss of approximately $0.5 million that is recorded in "Other income (expense)" on the consolidated statement of operations (non-GAAP).

All financial data presented is from continuing operations

AEGION

2013 Non-GAAP Reconciliation from Continuing Operations

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	2013 Third Quarter				2013 First Nine Months				
	As Reported (GAAP)	Acquisition-Related Expenses[1]	Credit Facility Fees[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Acquisition-Related Expenses[2]	Credit Facility Fees[2]	Joint Venture/Divestiture Activities [2]	As Adjusted (Non-GAAP)
Operating Expenses	$ 50,223	$ (2,267)	$ --	$ 47,956	$ 134,287	$ (4,175)	$ --	$ --	$ 130,112
Operating Income	22,032	2,267	--	24,299	44,673	4,175	--	--	48,848
Interest Expense (Net)	(5,414)	--	1,964	(3,450)	(9,875)	--	1,964	--	(7,911)
Other	(522)	--	--	(522)	6,561			(8,688)	(2,127)
Income before Taxes	16,096	2,267	1,964	20,327	41,359	4,175	1,964	(8,688)	38,810
Taxes on Income	3,164	902	782	4,848	7,985	1,662	782	(2,635)	7,794
Net Income (attributable to Aegion Corporation)	**$ 14,496**	**$ 1,365**	**$ 1,182**	**$ 17,043**	**$ 36,318**	**$ 2,513**	**$ 1,182**	**$ (6,053)**	**$ 33,960**
Diluted EPS	**$ 0.37**	**$ 0.03**	**$ 0.03**	**$ 0.44**	**$ 0.93**	**$ 0.06**	**$0.03**	**$ (0.15)**	**$ 0.87**

1. Consolidated third quarter 2013 non-GAAP results exclude a $4.2 million pre-tax charge, or $0.06 per diluted share, for acquisition-related expenses and redemption of debt fees.

2. The first nine months of 2013 contain non-GAAP net charges totaling $2.5 million, or $0.06 per diluted share, for (i) acquisition-related charges, (ii) a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH, (iii) redemption of debt fees and (iv) a non-cash write down of the Company's investment in Bayou Coatings L.L.C.

AEGION

All financial data presented is from continuing operations

2013 Non-GAAP Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Full Year 2013 (from Continuing Operations)				
	As Reported (GAAP)	Acquisition-Related Expenses	Credit Facility Fees	Joint Venture/ Divestiture Activities[1]	As Adjusted (Non-GAAP)
Operating Expenses	$ 184,314	$ (5,831)	$ --	$ --	$ 178,483
Operating Income	**66,882**	**5,831**			**72,713**
Interest Expense, Net	(13,169)	--	1,964	--	(11,205)
Other	4,964			(8,688)	(3,724)
Income before taxes	59,002	5,831	1,964	(8,688)	58,109
Taxes on Income (tax benefit)	12,154	2,321	782	(2,635)	12,622
Net Income (attributable to Aegion Corporation)	**50,812**	**3,510**	**1,182**	**(6,053)**	**49,451**
Diluted EPS	**$ 1.30**	**$ 0.09**	**$ 0.03**	**$ (0.15)**	**$ 1.27**

Note 1: Non-GAAP Adjustments

- Includes a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH. The sale price was €14.0 million or approximately $18.3 million. The sale resulted in a gain on the sale of approximately $11.3 million (net of $0.5 million of transaction expenses).
- Includes a non-cash write down of the Company's investment in Bayou Coating, L.L.C. The Company recognized a non-cash charge of $2.7 million ($1.8 million post tax) to the goodwill allocated to the joint venture as part of the purchase price accounting associated with the 2009 acquisition of The Bayou Companies, L.L.C. The non-cash charge represented the Company's then current estimate of the difference between the carrying value of the investment on the balance sheet and the amount the Company would receive in connection with the exercise.

All financial data presented is from continuing operations

AEGION